UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2004

QUIDEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 552-1100

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events and Required FD Disclosure.

On July 13, 2004, Quidel Corporation filed a press release announcing that S. Wayne Kay, President, Chief Executive Officer and director, will leave the Company but intends to stay until a successor has been named.  In addition, the Company announced that Mark Paiz, currently Senior Vice President, Technology and Business Development, has been promoted to Chief Operating Officer.  A copy of the Company’s press release dated July 13, 2004 is filed as Exhibit 99.1 hereto.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits:

The following exhibits are filed with this report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1

Press release, dated July 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 15, 2004

QUIDEL CORPORATION

By:	/s/ Paul E. Landers
Name:	Paul E. Landers
Its:	Senior Vice President, Finance and Administration, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release dated July 13, 2004.